                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12
      / /        Confidential, For Use of the Commission Only (as permitted by Rule
                 14a-6(e)(2))

                                        HighMark Funds
                                    1 Freedom Valley Drive
                                   Oaks, Pennsylvania 19456

      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified in its Charter)

                                   Martin E. Lybecker, Esq.
                                         Ropes & Gray
                                     One Franklin Square
                              1301 K Street, N.W., Ste. 800 East
                                    Washington, D.C. 20005

      ----------------------------------------------------------------------------------
                          (Name of Person(s) Filing Proxy Statement)


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Notes:

                       IMPORTANT SHAREHOLDER INFORMATION
                                 HIGHMARK FUNDS
                       HIGHMARK INTERNATIONAL EQUITY FUND

    The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to the HighMark International Equity Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

    We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

    Please take a few moments to exercise your right to vote. Thank you.

                                 HIGHMARK FUNDS

                   Notice of Special Meeting of Shareholders
                          to be held February 28, 2001


    A special meeting of the shareholders of the HighMark International Equity Fund (the "Fund"), a series of the HighMark Funds, will be held at 3:00 p.m. at the offices of SEI Investments Mutual Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania, on February 28, 2001, for the following purposes:


    1. To approve a new Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. ("HCM") and Deutsche Asset Management Investment Services Ltd. ("Deutsche") with respect to the Fund.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Trustees has fixed December 27, 2000 as the record date for determination of shareholders entitled to vote at this meeting.

                                 By Order of the Trustees

                                 /s/ WILLIAM E. ZITELLI, JR.

                                 William E. Zitelli, Jr.
                                 SECRETARY

January 29, 2001

    YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    To HighMark International Equity Fund Shareholders:


    The purpose of this proxy is to announce that a Special Meeting of Shareholders (the "Meeting") of HighMark International Equity Fund (the "Fund"), a separate series of HighMark Funds (the "Trust"), has been scheduled for February 28, 2001. The purpose of this Meeting is to submit to the Shareholders a vote to approve a new Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. ("HCM" or the "Adviser") and Deutsche Asset Management Investment Services Ltd. (the "Sub-Adviser").


    While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card (or by telephone or the Internet). In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

    We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

    Your vote is very important to us. As always, we thank you for your confidence and support.

                                 Sincerely,

                                 /s/ JAMES R. FOGGO

                                 James R. Foggo
                                 PRESIDENT
                                 HighMark Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                          YOUR VOTE IS VERY IMPORTANT

                                 HIGHMARK FUNDS


Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO ADOPT AN ADDITIONAL INVESTMENT SUB-ADVISORY AGREEMENT?



A. In unanimously approving the proposed Investment Sub-Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Fund, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality and extent of the service to be provided by Deutsche and data on investment performance, management fees and expense ratios of competitive funds. Specifically, the Trustees considered Deutsche's growth-oriented investment style and how it would complement the core approach of the Fund's current sub-adviser. After considering these factors, the Trustees concluded that the proposed Investment Sub-Advisory Agreement would be beneficial to the Fund and to Shareholders.


Q. WILL THE NEW INVESTMENT SUB-ADVISORY AGREEMENT REPLACE THE FUND'S CURRENT SUB-ADVISORY AGREEMENT WITH AXA INVESTMENT MANAGERS GS LTD. ("AXA")?


A. No. The proposed Investment Sub-Advisory Agreement would be in addition to, not in place of, the Fund's current Sub-Advisory Agreement. If the new Investment Sub-Advisory Agreement is approved both Deutsche and AXA will be Sub-Advisers to the Fund. Each Sub-Adviser will manage those assets of the Fund allocated to it by the Investment Adviser.



Q. HOW WILL THE INVESTMENT ADVISER ALLOCATE ASSETS BETWEEN THE FUND'S SUB-ADVISERS?



A. If the proposed Investment Sub-Advisory Agreement is approved, the Investment Adviser will split the Fund's assets between the two Sub-Advisers initially allocating 50% of the Fund's assets to each of Deutsche and AXA. The initial allocation of assets to Deutsche shall take place within a reasonable amount of time (within 3 months of the date that the proposed Sub-Advisory Agreement is approved by shareholders). Although the Investment Adviser does not expect to reallocate assets between the Sub-Advisers, the Investment Adviser may do so at its sole discretion.

Q. WILL APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A. No. Under the proposed agreement, the Investment Adviser will continue to have full responsibility for providing investment advisory services to the Fund and will compensate the additional Sub-Adviser at its sole expense.

Q. WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of December 27, 2000. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q. HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of HighMark Funds, including the independent members, recommends that you vote "FOR" adopting the proposed Investment Sub-Advisory Agreement. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q. WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT.

                                 HIGHMARK FUNDS
                       HIGHMARK INTERNATIONAL EQUITY FUND
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                PROXY STATEMENT

    The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of the HighMark International Equity Fund (the "Fund"), a series of HighMark Funds (the "Trust"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the February 28, 2001 special meeting of shareholders of the Fund (the "Special Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of the Fund, the Fund's investment adviser, or the Fund's administrator or, if necessary, a commercial firm retained for this purpose. In the event that the shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

    Only shareholders of record at the close of business on December 27, 2000 will be entitled to vote at the Special Meeting. On December 27, 2000, the Fund had outstanding 3,662,068 shares of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about January 29, 2001.

    For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" may be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

    The Trust's executive offices are located in Oaks, Pennsylvania 19456. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about January 29, 2001.

    A copy of the Trust's Annual Report dated July 31, 2000 is available upon request and may be obtained without charge by calling 1-800-433-6884.

                                  INTRODUCTION

    This Special Meeting is being called (1) to approve the addition of a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement"), found at Exhibit A, between HighMark Capital Management, Inc. ("HCM" or the "Investment Adviser") and Deutsche Asset Management Investment Services Ltd. ("Deutsche" or the "Sub-Adviser") with respect to the Fund and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

    Approval of Proposals (1) and (2) requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less.

                 PROPOSAL (1)--APPROVAL OF THE NEW SUB-ADVISORY
             AGREEMENT BETWEEN THE INVESTMENT ADVISER AND DEUTSCHE

    On December 6, 2000, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Fund, HCM, or Deutsche, as defined in the 1940 Act, unanimously approved, on behalf of the Fund, the proposed New Sub-Advisory Agreement between HCM and Deutsche, pursuant to which Deutsche will act as an additional investment sub-adviser to the Fund.

    Consideration of the New Sub-Advisory Agreement is being requested because the Board of Trustees believes that it would be in the shareholders best interests to have experienced and talented investment personnel, who specialize in the international management of fund assets, managing the Fund's assets. Specifically, the Trustees believe that it would be beneficial to the Fund and its shareholders to add a sub-adviser with a more growth-oriented investment style, such as Deutsche, to complement the core approach of the Fund's current sub-adviser, AXA.

    Here are some of the factors you should consider in determining whether to approve the New Sub-Advisory Agreement:

        The Board of Trustees has unanimously approved the New Sub-Advisory Agreement;

        There will be no change in the Fund's investment objective or policies or in the duties of HCM as a result of approval of the New Sub-Advisory Agreement; and

        There will be no change in the fees payable by the Fund to HCM for advisory services as a result of approval of the New Sub-Advisory

        Agreement, although the fees payable by HCM to AXA or Deutsche may change.


    HCM, 475 Sansome Street, Post Office Box 45000, San Francisco, CA 94104, serves as investment adviser to the Fund. Investment sub-advisory duties are handled by AXA Investment Managers GS Ltd. ("AXA") pursuant to a Sub-Advisory Agreement, between HCM and AXA (the "AXA Sub-Advisory Agreement"). Pursuant to the AXA Sub-Advisory Agreement, AXA is responsible for making the day-to-day investment decisions for the assets of the Fund allocated to AXA by HCM, subject to the supervision of, and policies established by, HCM and the Trustees. On December 6, 2000, the Trustees unanimously determined that based on all pertinent factors it was in the shareholder's best interests to add an additional sub-adviser. If shareholders approve the New Sub-Advisory Agreement, then the Trustees have approved Deutsche to operate as an additional Sub-Adviser to the Fund. In that event, the Investment Adviser will split the Fund's assets between the two Sub-Advisers initially allocating 50% of the Fund's assets to each of Deutsche and AXA. The initial allocation of assets to Deutsche shall take place within a reasonable amount of time (within 3 months of the date that the proposed Sub-Advisory Agreement is approved by shareholders). Although the Investment Adviser does not expect to reallocate assets between the Sub-Advisers, the Investment Adviser may do so at its sole discretion. If shareholders do not approve the New Sub-Advisory Agreement then AXA will continue as the sole Sub-Adviser, making the day-to-day investment decisions for the assets of the Fund.


CURRENT INVESTMENT ADVISORY CONTRACT


    At the present time, HCM serves as investment adviser to the Trust pursuant to an investment advisory agreement dated September 1, 1998 (the "Investment Advisory Agreement"). The Investment Advisory Agreement was last submitted to a vote of shareholders of the Fund on March 11, 1996. The Investment Advisory Agreement will continue in effect as to the Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Trust's Board of Trustees renewed the Investment Advisory Agreement at their quarterly meeting on June 21, 2000. The Investment Advisory Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Investment Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

    Under the Investment Advisory Agreement, HCM may make the day-to-day investment decisions for the Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, HCM continuously reviews, supervises and administers the Fund's investment programs. As consideration for its services, the Investment Adviser receives an annual fee of ninety-five one-hundredths of one percent (0.95%) of the Fund's average daily net assets. For the fiscal year ended July 31, 2000, the Fund paid investment advisory fees to the Investment Adviser equal to $1,126,671.


CURRENT INVESTMENT SUB-ADVISORY AGREEMENT



    Under the current Investment Sub-Advisory Agreement, AXA Investment Manager GS Ltd. ("AXA") serves as the Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement with HCM dated September 1, 1998. The AXA Sub-Advisory Agreement was last submitted to a vote of shareholders of the Fund on March 31, 1998. Under the Sub-Advisory Agreement, AXA manages that portion of the Fund's assets allocated to it, selects its investments and places all orders for purchases and sales of securities, subject to the general supervision of the HighMark Funds' Board of Trustees and HCM and in accordance with the Fund's investment objectives, policies and restrictions. More specifically, AXA performs the following services for that portion of the Fund's portfolio allocated to it:
(i) provides investment research and credit analysis concerning the Fund's investments; (ii) conducts a continual program of investment of the Fund's assets; (iii) places orders for all purchases and sales of the investments made for the Fund; (iv) maintains the books and records required in connection with its duties hereunder; and (v) keeps the Investment Adviser informed of developments materially affecting the Fund. Pursuant to the Sub-Advisory Agreement, the Adviser pays AXA an annual fee of fifty one-hundredths of one percent (0.50%) of the Fund's average daily net assets allocated to AXA. For the fiscal year ended July 31, 2000, HCM paid AXA $595,383 for sub-advisory services to the Fund. Under the Sub-Advisory Agreement, AXA may, from time to time, agree to waive or reduce some or all of its fees to which it is entitled under this Agreement. For the period January 1, 2001 through December 31, 2001, AXA has agreed to reduce its fee to twenty one-hundredths of one percent (0.20%) of the average daily net assets of the Fund allocated to AXA. Currently, all of the Fund's assets have been allocated to AXA for AXA to subadvise.


    AXA is a subsidiary of AXA Investment Managers. AXA has a highly experienced and knowledgeable investment management staff. AXA employs approximately 90 investment professionals directly involved in asset management and portfolio management supported by approximately 40 highly specialized research and analysis staff. AXA has been registered with the Securities and Exchange Commission as an investment adviser since 1995.

    Under the current Investment Sub-Advisory Agreement, AXA is not liable for any error of judgement or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which the current Investment Sub-Advisory Agreement relates, except that AXA is liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty by AXA under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of AXA in the performance of its duties or from reckless disregard by it of its obligations or duties under the current Investment Sub-Advisory Agreement. In no case is AXA liable for actions taken or non-actions with respect to the performance of services under the Agreement based upon specific information, instructions or requests given or made to AXA by the Investment Adviser.


PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT



    UNDER THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT, IF APPROVED, THE INVESTMENT ADVISER WILL CONTINUE TO HAVE FULL RESPONSIBILITY FOR PROVIDING INVESTMENT ADVISORY SERVICES TO THE FUND. THE INVESTMENT ADVISER WILL DISCHARGE THIS RESPONSIBILITY IN PART THROUGH RETENTION OF DEUTSCHE, AT THE INVESTMENT ADVISER'S SOLE EXPENSE, TO MANAGE THE DAY-TO-DAY INVESTMENT PROGRAM OF THOSE ASSETS OF THE FUND ALLOCATED TO DEUTSCHE. THE INVESTMENT ADVISER WILL OVERSEE THE ACTIVITIES OF DEUTSCHE AND WILL BE RESPONSIBLE FOR SETTING ANY POLICIES IT DEEMS APPROPRIATE FOR DEUTSCHE'S ACTIVITIES, SUBJECT TO THE DIRECTION OF THE FUND'S TRUSTEES. SHAREHOLDERS OF THE FUND WILL CONTINUE TO RECEIVE THE BENEFITS OF THE INVESTMENT ADVISER'S SUPERVISION OF THE MANAGEMENT OF THE FUND AND, UNDER THE PROPOSED ARRANGEMENT, WILL RECEIVE THE ADDITIONAL BENEFIT OF DEUTSCHE'S INVESTMENT ADVISORY SERVICES. THE COMBINED CONTRIBUTIONS OF THE INVESTMENT ADVISER, AXA, AND DEUTSCHE TO THE FUND'S MANAGEMENT SHOULD ENHANCE THE LEVEL OF SERVICE TO THE SHAREHOLDERS.



    Under the proposed Investment Sub-Advisory Agreement, Deutsche Asset Management Investment Services, Ltd. ("Deutsche") would serve as an additional Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement with HCM. Under the Sub-Advisory Agreement, for that portion of Fund assets allocated to Deutsche by HCM, Deutche would manage the Fund, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the HighMark Funds' Board of Trustees and HCM and in accordance with the Fund's investment objectives, policies and restrictions. More specifically, Deutsche would perform the following services for that portion of the Fund's portfolio allocated to it: (i) provide investment research and credit analysis concerning the Fund's investments;
(ii) conduct a continual program of investment of the Fund's assets;
(iii) place orders for all purchases and sales of the investments made for the Fund; (iv) maintain the books and records required in connection with its duties hereunder; and (v) keep the Investment Adviser informed of developments materially affecting the Fund. As consideration for its services, Deutsche will be entitled to receive an annual fee based on the average daily net assets of the Fund allocated to Deutsche as follows:


                                                     RATE AS A PERCENTAGE OF
                    FUND ASSETS                        AVERAGE NET ASSETS
                    -----------                      -----------------------
Up to $250 million.................................           0.60%
Over $250 million..................................           0.50%

    The Investment Adviser will bear the sole responsibility for the payment of the sub-advisory fee to Deutsche.

    The proposed Investment Sub-Advisory Agreement will become effective on the date approved by the Shareholders and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the Investment Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The proposed Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act or termination of the Investment Advisory Agreement.

    The Trustees recommend that the Shareholders of the Fund vote to approve the proposed Investment Sub-Advisory Agreement, thereby appointing Deutsche as a second Investment Sub-Adviser to the Fund. Approval by Shareholders of the Investment Sub-Advisory Agreement will not result in an increase in the contractual rate of the total advisory fees payable by the Fund, but will result in the payment of the sub-advisory fees by the Investment Adviser to Deutsche. Such sub-advisory fees are borne solely by the Investment Adviser and not by the Fund.

    The Investment Sub-Advisory Agreement provides that Deutsche will not be liable to the Investment Adviser, the Trust or any Shareholder of the Fund for any act or omission in the course of, or connected with its services under the Investment Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, or reckless disregard by Deutsche of its obligations or duties under the Agreement.

    There are no material differences between the current and proposed Investment Sub-Advisory Agreements except for the differences in fees, as described above, which are borne by the Adviser.


    In unanimously approving the proposed Investment Sub-Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Fund, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the nature, quality and extent of the service to be provided by Deutsche and data on investment performance, management fees and expense ratios of competitive funds. Specifically, the Trustees considered the experience and expertise of Deutsche's investment personnel in the international management of fund assets. Additionally, the Trustees considered Deutsche's growth-oriented investment style and how it would complement the core approach of AXA. After considering these factors, the Trustees concluded that the proposed Investment Sub-Advisory Agreement would be beneficial to the Fund and to its Shareholders.


    In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed Investment Sub-Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

                    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
             SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED
                       INVESTMENT SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE INVESTMENT ADVISER

    HighMark Capital Management, Inc., ("HCM") serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees.

    HCM is a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 2000, UnionBanCal Corporation and its subsidiaries had approximately $33.7 billion in consolidated assets. As of the same date, HighMark Capital Management, had over $19 billion in assets under management. HighMark Capital Management (and its predecessors), with a team of approximately 50 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

    The name, address, and principal occupation of the principal executive officers and each director of the Investment Adviser are as follows:

    POSITION WITH                                                           TYPE OF
     THE ADVISER              NAME            PRINCIPAL OCCUPATION         BUSINESS
---------------------  -------------------   -----------------------   -----------------
Director, Chairman of  Piet Westerbeek III   Executive Vice            Institutional
the Board                                    President                 Services and
                                             Union Bank of             Asset Management
                                             California
                                             445 S. Figueroa Street
                                             Los Angeles, CA 90071

Director, President    Clark R. Gates        President and CEO         Investment
and Chief Executive                          HighMark Capital          Management
Officer                                      Management
                                             475 Sansome Street
                                             San Francisco, CA 94104

Director               Hirotsugu Hayashi     Senior Vice President     Banking
                                             Office of the President
                                             Union Bank of
                                             California
                                             400 California Street
                                             San Francisco, CA 94104

Director               Richard C. Hartnack   Vice Chairman             Banking
                                             Union Bank of
                                             California
                                             445 S. Figueroa Street
                                             Los Angeles, CA 90071

    POSITION WITH                                                           TYPE OF
     THE ADVISER              NAME            PRINCIPAL OCCUPATION         BUSINESS
---------------------  -------------------   -----------------------   -----------------
Director               Akifumi Tamagawa      Executive Vice            Banking
                                             President and Manager
                                             Office of the President
                                             Union Bank of
                                             California
                                             400 California Street
                                             San Francisco, CA 94104

Director               Honoria F. Vivell     Executive Vice            Banking
                                             President
                                             Community Banking Group
                                             Union Bank of
                                             California
                                             445 S. Figueroa Street
                                             Los Angeles, CA 90071

Senior Vice President  Jeffrey L. Boyle      Senior Vice President     Institutional
of Sales                                     Union Bank of             Services and
                                             California                Asset Management
                                             475 Sansome Street
                                             San Francisco, CA 94111

Secretary              John J. King          Senior Vice President     Banking
                                             and
                                             Associate General
                                             Counsel
                                             Union Bank of
                                             California
                                             400 California Street
                                             San Francisco, CA 94104

    POSITION WITH                                                           TYPE OF
     THE ADVISER              NAME            PRINCIPAL OCCUPATION         BUSINESS
---------------------  -------------------   -----------------------   -----------------
Assistant Treasurer    Kristen Friedman      Vice President            Banking
                                             Administration and
                                             Support Group
                                             Union Bank of
                                             California
                                             400 California Street
                                             San Francisco, CA 94104

Compliance Officer     Teresita Ching        HighMark Capital          Investment
and Assistant                                Management                Management
Secretary                                    475 Sansome Street
                                             San Francisco, CA 94111

Managing Director,     Luke C. Mazur         HighMark Capital          Investment
Chief Investment                             Management                Management
Officer                                      475 Sansome Street
                                             San Francisco, CA 94104

Managing Director,     R. Gregory Knopf      HighMark Capital          Investment
Mutual Funds                                 Management                Management
                                             445 S. Figueroa Street
                                             Los Angeles, CA 90071

Managing Director,     Kevin A. Rogers       HighMark Capital          Investment
Chief Financial                              Management                Management
Officer                                      18300 Von Karman Avenue
                                             Irvine, CA 92715

     INFORMATION ABOUT DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES, LTD.


    Deutsche Asset Management Investment Services, Ltd. ("Deutsche") was originally founded in 1972 as Morgan Grenfell Investment Services Limited and managed approximately $12 billion in assets as of March 31, 2000. Deutsche is located at One Appold Street, London, England. Deutsche provides investment advice primarily to U.S. and Canadian institutional investors.


    Deutsche is wholly owned by Deutsche Asset Management Group Limited which in turn is wholly owned by Deutsche Morgan Grenfell Group PLC ("DMG"), an investment holding company. DMG is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

    The following table shows other investment companies advised by Deutsche with investment objectives similar to the Fund. However, Deutsche does not sub-advise these investment companies or any other investment companies with investment objectives similar to the Fund.

                                                                             ADVISORY FEE
                         MOST RECENT       ASSETS AS OF       ADVISORY     PAID AS OF FISCAL
      FUND NAME        FISCAL YEAR END   FISCAL YEAR END      FEE RATE         YEAR END
---------------------  ---------------   ----------------   ------------   -----------------
Deutsche Asset          10/31/2000           $278,160,711          0.70%      $1,629,360
Management
International Select
Equity

Hillview                Account was           $25,147,846)  0.80% on the              $0
International Alpha     not funded        (as of 12/31/00   first $25
Fund                    until                               million and
                        12/31/2000                          0.60% on all
                                                            assets in
                                                            excess of
                                                            $25 million

                             OFFICERS AND DIRECTORS

    The principal executive officers and directors of Deutsche Asset Management Investment Services Ltd. are:

     NAME AND ADDRESS           POSITION WITH DEUTSCHE       PRINCIPAL OCCUPATION
---------------------------  -----------------------------   --------------------
Annette Jane Fraser          Chief Executive Officer of           Same
One Appold Street            Deutsche and Fund Manager
London, EC2A 2UU

Richard Charles Wilson       Director of Deutsche Asset           Same
One Appold Street            Management and Fund Manager
London, EC2A 2UU

Alexander Tedder             Director of Deutsche Asset           Same
One Appold Street            Management and Fund Manager
London, EC2A 2UU

INFORMATION ABOUT THE ADMINISTRATOR AND DISTRIBUTOR

    SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456, serves as the Trust's administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.


    SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, serves as distributor to the Funds. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.


                         AFFILIATED BROKER TRANSACTIONS

    In the fiscal year ended July 31, 2000, no brokerage commissions were paid to affiliated brokers of the Fund, of Deutsche, or of AXA on account of trading for the Fund.

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

    While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

    If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received and it is otherwise appropriate.

    As of December 27, 2000, the Fund believes that Union Bank of California was the shareholder of record of 59.3% of the Fund. As of the same date, the Fund believes that Union Bank of California had voting power with respect to 78.2% of the Fund's Shares. As a result, Union Bank of California may be deemed to be a "controlling person" of the Fund under the 1940 Act.

    To the best knowledge of the Fund, only the following persons are the record or beneficial owners of more than 5% of the Fund's outstanding Shares as of December 27, 2000:

              HIGHMARK INTERNATIONAL EQUITY FUND--FIDUCIARY SHARES

                                                          PERCENTAGE OF RECORD
                    NAME AND ADDRESS                           OWNERSHIP
--------------------------------------------------------  --------------------
AXA Banque                                                      6.31%
372 Rue Saint Honore
75040 Paris Cedex 01 France

Lane & Company                                                  75.15%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA
92186-5484

              HIGHMARK INTERNATIONAL EQUITY FUND - CLASS A SHARES

                                                          PERCENTAGE OF RECORD
                    NAME AND ADDRESS                           OWNERSHIP
--------------------------------------------------------  --------------------
NFSC FEBO #PC1-083593                                             6.12%
Said Cohen TTBB
Said and Joan Cohen Family Trust
U/A 9/28/77
1862 Park Skyline Road
Santa Ana, CA 92705-3120

Painewebber for the Benefit of Springate                          8.59%
Investments Limited
PW 8
333 Waterfront Drive
Road Town Tortola, British Virgin Islands

Painewebber for the Benefit of 1285PSPB 2                         7.56%
1013 Centre Road
Wilmington, DE 19805-1265

Painewebber for the Benefit of Headstart                          6.72%
Leverage LTD
Class C PW 7
SVCS LTC
22/23 Eden Quay
Dublin 1 Ireland

Painewebber for the Benefit of Springate                          8.22%
Investments Limited PW 4
333 Waterfront Drive
Road Town Tortola, British Virgin Islands

Painewebber for the Benefit of Painewebber                       19.73%
CDN FBO
John P Metcalf
P.O. Box 3321
Weehawken, NJ 0708708154

Painewebber for the Benefit of Rhino Fund                        28.89%
Three LP
Attn: Brad Sellers
3800 Fanwood Place
Richmond, VA 23233-1855

               HIGHMARK INTERNATIONAL EQUITY FUND- CLASS B SHARES

                                                          PERCENTAGE OF RECORD
                    NAME AND ADDRESS                           OWNERSHIP
--------------------------------------------------------  --------------------
NFSC FEBO # OBP-476943
SO Cal Inderground
P.O. Box 1747
Brea, CA 92822-1747                                              10.88%

NFSC FEBO # ol5-993042
Union Bank of California Cust
IRA of David C. Gallardo
Rollover
10290 Ave 191/2
Chowchilla, CA 93630-9070                                         9.25%

               HIGHMARK INTERNATIONAL EQUITY FUND- CLASS C SHARES

                                                          PERCENTAGE OF RECORD
                    NAME AND ADDRESS                           OWNERSHIP
--------------------------------------------------------  --------------------
State Street Bank & Trust Co.                                     8.27%
Cust for the IRA of FBO Rodney A. Harrison
2410 N. Post St.
Spokane, WA 99205-3251

Rosemary Mercurio                                                36.45%
8440 W. Kimberly Way
Peoria, AZ 85382-8721

State Street Bank & Trust Co.                                    22.56%
Cust for the IRA of FBO Ronald D. Noon
PO Box 893
Orinda, CA 94563-0888

State Street Bank & Trust Co.                                    20.10%
Cust for the IRA of FBO Hiroshi Nakai
138 15th Ave.
San Francisco, CA 92118-1011

    As of December 27, 2000 the Officers and Trustees of the Fund owned less than 1% of the Fund's outstanding Shares.

    If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

January 29, 2001

EXHIBIT A

                                    FORM OF
                       HIGHMARK INTERNATIONAL EQUITY FUND
                             SUB-ADVISORY AGREEMENT

    This AGREEMENT is executed as of _________________, 200_ and made effective as of __________________, 200_, by and between HIGHMARK CAPITAL MANAGEMENT, INC. (the "Adviser") and DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES, LTD., a ______________________, which is an investment adviser registered under the laws of the United States as an investment adviser under the Investment Advisers Act of 1940 ("Sub-Adviser").

    WHEREAS, the Adviser is the investment adviser for the HighMark Funds (the "Trust"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended ("40 Act");

    WHEREAS, Adviser's affiliate, Union Bank of California N.A., serves as Custodian for the HighMark Funds and provides certain other services for the Funds;


    WHEREAS, SEI Investments Mutual Funds Services is Administrator and SEI Investment Distribution Co. is Distributor of the HighMark Funds (collectively, the "SEI Companies"); and


    WHEREAS, Adviser desires to retain Sub-Adviser as its agent to furnish investment sub-advisory services for certain assets of the Trust's International Equity Fund (the "Fund").

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

    1. DEFINITIONS. As used herein, the following terms shall have the meanings set forth:

    1.1 "33 Act" shall mean the Securities Act of 1933, the rules and regulations issued thereunder, as they may be amended from time to time.

    1.2 "40 Act" shall mean the Investment Company Act of 1940, the rules and regulations issued thereunder, as they may be amended from time to time.


    1.3 "Administrator" and "Distributor" shall mean SEI Investments Mutual Funds Services and SEI Investments Distribution Co, respectively.


    1.4 "Adviser" shall mean HighMark Capital Management, Inc.

    1.5 "Adviser's Act" shall mean the Investment Adviser's Act of 1940 and the rules and regulations promulgated thereunder, as they may be amended from time to time

    1.6 "Bank" shall mean Union Bank of California, N.A., a national banking association organized under the laws of the United States.

    1.7 "Sub-Adviser" shall mean Deutsche Asset Management Investment Services, Ltd., a company incorporated in ________ and registered as an investment adviser under the Investment Advisers Act of 1940.

    2. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

    3. DELIVERY OF DOCUMENTS. Adviser has furnished or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

        (a) Copies of the Declarations of Trust establishing the HighMark Funds and the By-Laws of the Trust;

        (b) Resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

        (b) The Trust's Registration Statement on Form N-1A under the `33 Act (File No. 33-37687) and the `40 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds;

        (c) The Trust's most recent prospectus and Statement of Additional Information for the International Equity Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus"); and

        (d) Such other materials and documents as Sub-Adviser shall reasonably request.

    Adviser will furnish Sub-Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements.

    4.  MANAGEMENT:

    4.1 Subject always to the supervision of the Trust's Board of Trustees and of Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, the assets of the Fund entrusted to it hereunder. Sub-Adviser may place all orders for the purchase and sale of securities, on behalf of the Fund. Sub-Adviser is also authorized, subject to periodic approvals of authorized persons by the Board of Trustees, to instruct Custodian to settle trades executed on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and with the investment objectives, policies and restrictions of the Fund stated in the Fund Prospectus and compliance policies and procedures furnished to the Sub-Adviser by Adviser from time to time.

    4.2 Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser shall also make itself reasonably available to the Trust's Board of Trustees at such times as the Board of Trustees shall request.

    4.3 Sub-Adviser represents and warrants that it is and shall remain in compliance with all applicable United States Securities and Exchange Commission ("SEC") Rules and Regulations pertaining to its investment advisory activities and agrees that it:

        (a) will use at least the same skill and care in providing such services as it uses in providing services to fiduciary accounts in the United States for which it has investment responsibilities;

        (b) will maintain registration with the SEC as an investment adviser under the Advisers Act and will conform with all applicable laws, rules and regulations pertaining to its investment advisory activities;

        (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In providing the Fund with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to such guidelines as shall be established by the Adviser and reviewed by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.


    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In no instance will portfolio securities be purchased from or sold to Adviser, Sub-Adviser, the SEI Companies, or any affiliated person of any of the Trust, Adviser, the Sub-Adviser, or the SEI Companies or Sub-Adviser that Adviser has identified to the Sub-Adviser in writing, except as may be permitted under the `40 Act.


        (d) will report regularly to Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times the management of the Fund with representatives of Adviser and the Board of Trustees, including, without limitation, review of the general investment strategy of the Fund, the performance of the Fund in relation to standard industry indices which have been agreed upon between Adviser and Sub-Adviser and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

        (e) will maintain books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (7), (9),
    (10) and (11) and paragraph (f) of Rule 31a-1 under the `40 Act and will furnish Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or Board of Trustees may request;

        (f) will act upon instructions from Adviser that are not inconsistent with the fiduciary duties undertaken hereunder; and

        (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

    Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

    4.4 Sub-Advisor will diligently perform services as defined under this Agreement. However, Sub-Advisor makes no representations or guarantees whatsoever that the objective(s) of the Fund will be achieved or that the Fund will outperform its benchmark as set forth in Schedule B.

    5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the `40 Act, Sub-Adviser hereby agrees that certain records which it maintains for the Trust are the property of the Trust also and further agrees to surrender promptly to the Trust a duplicate of any of such records, upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the `40 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the `40 Act for the Fund. Sub-Adviser may delegate its responsibilities under this Section to affiliates that perform custody and/or fund accounting services for the Fund, which delegation shall not, however, relieve the Sub-Adviser of its responsibilities under this paragraph 5.

    6. EXPENSES. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust, unless otherwise stated in this Agreement.

    7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule A hereto. From time to time, Sub-Adviser may, in its sole discretion, agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

    8. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. Adviser has no objection to Sub-Adviser's acting in such capacities, as long as such services do not impair the services rendered to Adviser or the Trust. Adviser recognizes, and has advised the Trust's Board of Trustees that, in some cases, this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

    9. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error or judgment or for any loss suffered by the Fund or Adviser in connection with performance of its obligations under this Agreement or for having executed Advisor's instructions , except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of admages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the `40 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its obligations or in failing to perform its obligations under this Agreement, except as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.

    10. INDEMNIFICATION. Adviser and Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to, such other party (including reasonable attorneys' fees) arising out of any action taken or not taken in the performance of its obligations under this Agreement on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

    11. DURATION AND TERMINATION. This Agreement will become effective as of the date hereof, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the `40 Act, and, unless sooner terminated as provided therein, will continue in effect for two (2) years.

    Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of 12 months, each ending on the day preceding the annual anniversary of the Agreement's effective date, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, Sub-Adviser, or Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of majority of all votes attributable to the outstanding Shares of the Fund.

    Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty (60) day's written notice by the Adviser to Sub-Adviser. This Agreement may be terminated at any time, without the payment of any penalty, on 120 day's written notice by the Sub-Adviser to Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the `40 Act.)

    12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

    13. SUB-ADVISER INFORMATION. During the terms of this Agreement, Adviser agrees to furnish the Sub-Adviser at Sub-Adviser's principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Fund, the Trust or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof, and not to use material if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    14. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

    15. NOTICES. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed as set forth below:

            TO ADVISER AT:

            HighMark Capital Management, Inc.
            475 Sansome Street
            Post Office Box 45000
            San Francisco, CA 94104
            Attention: Clark Gates, President

            TO THE SUB-ADVISER AT:

            Deutsche Asset Management Investment Services, Ltd.
            130 Liberty Street - 36th Floor
            New York, N.Y. 10006
            Attention: C. Jason Psome
            Director

            TO THE TRUST OR THE FUND AT:


            HighMark Funds
            c/o SEI Investments Mutual Funds Services and SEI Investments Distribution Co.
            One Freedom Valley Rd.
            Oaks, Pennsylvania 19456
            Attention: Legal Department


    Parties agree that they shall not be bound by the terms of any changes in policies, procedures, or contracts until notice has been received as set forth in this Agreement.

    16. CHANGE OF LAW. Where the effect of a requirement of the `40 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    17.  MISCELLANEOUS.

    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the Commonwealth of Massachusetts.

    The name "HighMark Funds" and "Trustees of the HighMark Funds" refer, respectively, to the Trust created by, and the Trustees as trustees (but not individually or personally), acting from time to time under, the Declaration of the Trust, to which reference is hereby made and copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "HighMark Funds" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and persons dealing with the Funds must look solely to the assets of the Trust belonging to such Funds for the enforcement of any claims against the Trust.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.

                                    DEUTSCHE ASSET MANAGEMENT
HIGHMARK CAPITAL MANAGEMENT, INC.   INVESTMENT SERVICES, LTD.

By:                                 By:
Name: Clark Gates                   Name:
Title: President                    Title:

                                   SCHEDULE A

HIGHMARK INTERNATIONAL FUND

    Advisory Fee: 95 b.p.

    Sub-Advisory Fee: 60 b.p. on the first $250 million, and

                      50 b.p. on all assets over $250 million

    The Sub-Advisory fee shall be payable out of the Advisory fee

                                   SCHEDULE B

SUB-ADVISER PERFORMANCE STANDARDS

    Outperform the MSCI Europe, Australia, Far East Index ("MSCI EAFE Index")* and perform in the top 30% of the Morningstar Foreign Equity Funds universe.

    Sub-Advisor will diligently perform services as defined under this Agreement. However, Sub-Advisor makes no representations or guarantees whatsoever that the objective of the Fund will be achieved or that the Fund will outperform its benchmark as set forth above.

                       HIGHMARK INTERNATIONAL EQUITY FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON FEBRUARY 28, 2001

This proxy is solicited by the Board of Trustees of HighMark Funds for use at a Special Meeting of Shareholders of the International Equity Fund ("Special Meeting") to be held on February 28, 2001 at 3:00 p.m. Eastern Time at 1 Freedom Valley Drive, Oaks, Pennsylvania.

         The undersigned hereby appoints James R. Foggo and William E. Zitelli, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the International Equity Fund which the undersigned would be entitled to vote upon if personally present:

PROPOSAL (1) Approval of the new Investment Sub-Advisory Agreement between HighMark Capital Management and Deutsche Asset Management Investment Services Ltd.

______ FOR               ______ AGAINST             ______ ABSTAIN


PROPOSAL (2) Transaction of such other business as may properly come before the Special Meeting.

______ FOR               ______ AGAINST             ______ ABSTAIN


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (1) AND (2).

         NOTE: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


         ---------------------------------------------------
         Signature(s) of Shareholder(s)

         ---------------------------------------------------
         Signature(s) of Shareholder(s)

         Date:                  , 2001
              ------------------


           IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE
                 PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE